UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 30, 2005
RailAmerica, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Offices) (Zip Code)
(561) 994-6015
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Consent of PricewaterhouseCoopers LLP
Audited and Unaudited Financial Statements
Unaudited Pro Forma Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 4, 2005, RailAmerica, Inc. (the “Company”) filed a Current Report on Form 8-K in connection with the September 30, 2005 closing of the acquisition of the stock of four short line railroads (the “Alcoa Railroad Group”) from Alcoa, Inc. The description of the transaction is set forth in the October 4, 2005 Current Report on Form 8-K. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on October 4, 2005 to include audited and unaudited financial statements for the acquired business and related RailAmerica, Inc. pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:
Audited Combined Financial Statements of the Alcoa Railroad Group
Report of Independent Auditors
Combined Balance Sheet as of December 31, 2004
Combined Statement of Income for the Year Ended December 31, 2004
Combined Statement of Stockholder’s Equity for the Year Ended December 31, 2004
Combined Statement of Cash Flows for the Year Ended December 31, 2004
Notes to Combined Financial Statements
Unaudited Combined Financial Statements of the Alcoa Railroad Group
Unaudited Combined Balance Sheets as of September 30, 2005 and December 31, 2004
Unaudited Combined Statements of Income for the Nine Months Ended September 30, 2005 and 2004
Unaudited Combined Statements of Cash Flows for the Nine Months Ended September 30, 2005 and 2004
Notes to Unaudited Combined Financial Statements
(b) Pro Forma Financial Information
The following information filed as Exhibit 99.2 hereto are incorporated herein by reference:
Unaudited Pro Forma Combined Financial Information
Unaudited Pro Forma Combined Statement of Income for the Nine Months Ended September 30, 2005
Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2004
(d) Exhibits
The exhibits listed below are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Financial Statements and Unaudited Financial Statements.

99.2	Unaudited Pro Forma Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.

Date: December 9, 2005	By:	/s/	Robert J. Rabin

		Name:	Robert J. Rabin
		Title:	Senior Vice President
and Corporate Controller (Principal
Accounting Officer)